Exhibit 10.22

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED
BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE
THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Execution Version

LICENSE AGREEMENT

This LICENSE AGREEMENT (this “Agreement”) is made and entered into as of August 15, 2017 (the “Effective Date”), by and between CELGENE CORPORATION, a Delaware corporation (“Celgene”), and ANTHROGENESIS CORP., a New Jersey corporation (“Anthrogenesis”). Celgene and Anthrogenesis are sometimes referred to herein individually as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, reference is made to that certain Agreement and Plan of Merger (the “Merger Agreement”), dated as of July 1, 2017, by and among Celgene, Anthrogenesis and Celularity Inc., a Delaware corporation (“Buyer”), pursuant to which, among other things, Anthrogenesis is to be merged with and into a wholly-owned subsidiary of Buyer; and

WHEREAS, in connection with the transactions contemplated by the Merger Agreement, Celgene wishes to obtain from Anthrogenesis, and Anthrogenesis wishes to grant to Celgene, licenses under the Anthrogenesis IP (as defined below).

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements set forth below, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

ARTICLE 1.
DEFINITIONS

1.1 Definitions. As used in this Agreement, capitalized terms have the meanings set forth on Exhibit A. All capitalized terms used in this Agreement that are not otherwise defined in Exhibit A shall have the respective meanings set forth in this Agreement or, if no meaning is ascribed to such a term in this Agreement, in the Merger Agreement.

ARTICLE 2.
LICENSE GRANTS

2.1 Licenses.

2.1.1 Research License Grant. Anthrogenesis hereby grants to Celgene and its Affiliates a royalty-free, fully-paid up, worldwide, non-exclusive license under the Anthrogenesis IP, for pre-clinical research purposes in all fields. The foregoing license grant shall be non-sublicensable and nontransferable and non-assignable, except that it shall be sublicensable to an Affiliate of Celgene and transferable and assignable as provided by Section 6.4 of this Agreement.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED
BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE
THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

2.1.2 CAR Field License Grant. Anthrogenesis hereby grants to Celgene and its Affiliates a non-exclusive, royalty-free, fully-paid up, worldwide, license, with the right to grant sublicenses, under the Anthrogenesis IP to Develop, Manufacture, Commercialize and otherwise fully exploit products and services in the CAR Field. The foregoing license grant shall be non-transferable and non-assignable, except as provided by Section 6.4 of this Agreement.

2.2 No Implied Licenses; Ownership. Except for the rights and licenses expressly granted by each Party pursuant to this Article 2, this Agreement does not grant, and nothing in this Agreement shall be construed as granting, to either Party or any other Person, by implication, estoppel, or otherwise, any right, title or interest in, to or under any Intellectual Property of the other Party. As between the Parties, and subject to the licenses expressly granted to each Party in this Article 2, Anthrogenesis owns and hereby reserves all right, title and interest in, to and under the Anthrogenesis IP.

ARTICLE 3.
CONFIDENTIALITY

3.1 Nondisclosure. Each Party agrees that a Party (the “Receiving Party”) receiving Confidential Information of the other Party (the “Disclosing Party”) (or that has received any such Confidential Information from the other Party prior to the Effective Date) shall (a) maintain in confidence such Confidential Information using not less than the efforts such Receiving Party uses to maintain in confidence its own proprietary industrial information of similar kind and value, (b) not disclose such Confidential Information to any Third Party without the prior written consent of the Disclosing Party, except for disclosures expressly permitted below, and (c) not use such Confidential Information for any purpose except those permitted by this Agreement (it being understood that this clause (c) shall not create or imply any rights or licenses not expressly granted under this Agreement).

3.2 Exceptions. The obligations in Section 3.1 shall not apply with respect to any portion of the Confidential Information that the Receiving Party can show by competent written proof:

3.2.1 is publicly disclosed by the Disclosing Party, either before or after it is disclosed to the Receiving Party hereunder;

3.2.2 was known to the Receiving Party or any of its Affiliates, without any obligation to keep it confidential or any restriction on its use, prior to disclosure by the Disclosing Party;

3.2.3 is subsequently disclosed to the Receiving Party or any of its Affiliates by a Third Party lawfully in possession thereof and without any obligation to keep it confidential or any restriction on its use;

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED
BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE
THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

3.2.4 is published by a Third Party or otherwise becomes publicly available or enters the public domain, either before or after it is disclosed to the Receiving Party; or

3.2.5 is independently developed by or for the Receiving Party or its Affiliates without reference to or reliance upon the Disclosing Party’s Confidential Information, as evidenced by contemporaneous written records.

3.3 Authorized Disclosure. The Receiving Party may disclose Confidential Information belonging to the Disclosing Party, and Confidential Information deemed to belong to both Parties under the terms of this Agreement, to the extent (and only to the extent) such disclosure is reasonably necessary in the following instances:

3.3.1 complying with applicable Laws (including the rules and regulations of the Securities and Exchange Commission or any national securities exchange) and with judicial process, if in the reasonable opinion of the Receiving Party’s counsel, such disclosure is necessary for such compliance;

3.3.2 disclosure, solely on a “need to know basis,” to Affiliates, potential or actual research and Development collaborators, subcontractors, investment bankers, investors, lenders, shareholders, or other potential financial partners, and their and each of the Parties’ respective directors, employees, contractors and agents, each of whom prior to disclosure must be bound by written obligations of confidentiality and non-use no less restrictive than the obligations set forth in this Article 3, which for the avoidance of doubt, will not permit use of such Confidential Information for any purpose except those permitted by this Agreement; provided, however, that, in each of the above situations, the Receiving Party shall remain responsible for any failure by any Person who receives Confidential Information pursuant to this Section 3.3.2 to treat such Confidential Information as required under this Article 3.

3.3.3 If and whenever any Confidential Information is disclosed in accordance with this Section 3.3, such disclosure shall not cause any such information to cease to be Confidential Information except to the extent that such disclosure results in a public disclosure of such information (other than by breach of this Agreement). Where reasonably possible, the Receiving Party shall notify the Disclosing Party of the Receiving Party’s intent to make any disclosures pursuant to Section 3.3.1 sufficiently prior to making such disclosure so as to allow the Disclosing Party adequate time to take whatever action it may deem appropriate to protect the confidentiality of the information, and the Receiving Party will provide reasonable assistance to the Disclosing Party with respect thereto; provided that, in any event, the Receiving Party will use reasonable measures to ensure confidential treatment of such information and shall only disclose such Confidential Information of the Disclosing Party as is necessary to comply with such Applicable Laws or judicial process.

3.4 Terms of this Agreement. The Parties acknowledge that the existence of this Agreement, and the Merger Agreement, and all of the respective terms of this Agreement, and the Merger Agreement shall be treated as Confidential Information of both Parties.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED
BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE
THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

ARTICLE 4.
REPRESENTATIONS AND WARRANTIES

4.1 Representations and Warranties of Both Parties. Each Party hereby represents and warrants to the other Party, as of the Effective Date, that:

4.1.1 such Party is duly organized, validly existing, and in good standing under the applicable Laws of the jurisdiction of its incorporation and has full corporate power and authority to enter into this Agreement and to carry out the provisions hereof;

4.1.2 execution of this Agreement and the performance by such Party of its obligations hereunder have been duly authorized;

4.1.3 this Agreement has been duly executed and delivered on behalf of such Party, and constitutes a legal, valid, binding obligation, enforceable against it in accordance with the terms hereof;

4.1.4 the performance of this Agreement by it does not create a breach or default under any other agreement to which it is a party, which breach or default would adversely affect the Party’s performance, or the other Party’s rights or performance, under this Agreement; and

4.1.5 the execution, delivery, and performance of this Agreement by such Party does not conflict with any agreement, instrument, or understanding, oral or written, to which it is a party or by which it is bound, nor violate any applicable Law of any court, governmental body or administrative or other agency having jurisdiction over such Party, if such violation would have a material adverse effect.

4.2 Disclaimer. EXCEPT AS EXPRESSLY SET FORTH IN SECTION 4.1, NEITHER PARTY MAKES ANY REPRESENTATIONS OR WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING ANY EXPRESS OR IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR NON-INFRINGEMENT WITH RESPECT TO THIS AGREEMENT.

4.3 LIMITATION OF LIABILITY. EXCEPT (A) FOR A BREACH OF ARTICLE 3 (CONFIDENTIALITY) OR (B) FOR DAMAGES DUE TO THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF THE LIABLE PARTY, NEITHER CELGENE NOR ANTHROGENESIS, NOR ANY OF THEIR RESPECTIVE AFFILIATES OR SUBLICENSEES, WILL BE LIABLE TO THE OTHER PARTY TO THIS AGREEMENT, ITS AFFILIATES OR SUBLICENSEES FOR ANY INDIRECT, INCIDENTAL, CONSEQUENTIAL, SPECIAL OR PUNITIVE DAMAGES OR LOST PROFITS, LOST DATA OR COST OF PROCUREMENT OF SUBSTITUTE GOODS OR SERVICES, WHETHER LIABILITY IS ASSERTED IN CONTRACT, TORT (INCLUDING NEGLIGENCE AND STRICT PRODUCT LIABILITY), INDEMNITY OR CONTRIBUTION, AND IRRESPECTIVE OF WHETHER THAT PARTY OR ANY REPRESENTATIVE OF THAT PARTY HAS BEEN ADVISED OF, OR OTHERWISE MIGHT HAVE ANTICIPATED THE POSSIBILITY OF, ANY SUCH LOSS OR DAMAGE.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED
BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE
THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

ARTICLE 5.
TERM AND TERMINATION

5.1 Term. This Agreement shall become effective on the Effective Date and remain in effect until it is terminated in accordance with its terms (the “Term”).

5.2 Termination for Cause. Either Party (the “Non-Breaching Party”) may, without prejudice to any other remedies available to it at law or in equity, terminate this Agreement in its entirety upon written notice to the other Party in the event the other Party (the “Breaching Party”) has materially breached this Agreement and such breach has not been cured within [***] after written notice thereof is provided to the Breaching Party by the Non-Breaching Party, provided that such notice describes the alleged material breach in sufficient detail to put the Breaching Party on notice.

5.3 Termination for Bankruptcy. To the extent permitted under applicable Law, either Party may terminate this Agreement, (a) if, at any time, the other Party files in any court or agency pursuant to any statute or regulation of any state or country, a petition in bankruptcy or insolvency or for reorganization or for an arrangement or for the appointment of a receiver or trustee of the Party or of substantially all of its assets, or (b) if the other Party is served with an involuntary petition against it, filed in any insolvency proceeding, and such petition shall not be dismissed within [***] after the filing thereof, or (c) if the other Party shall propose or be a party to any dissolution or liquidation, or (d) if the other Party shall make an assignment of substantially all of its assets for the benefit of creditors. Each Party agrees to give the other Party prompt written notice of the foregoing events giving rise to a termination right under this Section 5.3.

5.4 Consequences of Termination. In the event of termination of this Agreement pursuant to this Article 5, (a) each Party shall promptly either, at the other Party’s election, return to the Disclosing Party or destroy, at no cost to the Receiving Party, all Confidential Information of the Disclosing Party received hereunder, except for a single copy that may be kept for evidentiary purposes and for use with any license grant(s) which survive termination (provided that Receiving Party shall continue to protect any retained copy as Confidential Information of Disclosing Party in accordance with this Agreement for so long as such copy is retained); and (b) all other terms and conditions of this Agreement shall terminate and be of no further force or effect, except as provided in Section 5.5 of this Agreement.

5.5 Surviving Provisions. Notwithstanding any termination of this Agreement, the following provisions shall survive any such termination and shall continue in full force and effect: Articles 3 and 6 and Sections 2.1.1, 2.1.2, 4.3, 5.4, 5.5 and 5.6; provided, however, that, if the Agreement is terminated by Anthrogenesis under Sections 5.2 or 5.3, then Sections 2. 1.1 and 2.1.2 shall immediately terminate upon such termination of this Agreement and shall not continue.

5.6 Accrued Rights; Remedies. Termination or relinquishment of this Agreement for any reason shall be without prejudice to any rights that shall have accrued to the benefit of any Party prior to such termination or relinquishment, and any and all damages or remedies (whether in law or in equity) arising from any breach hereunder. Such termination or relinquishment or shall not relieve any Party from obligations which are expressly indicated to survive termination of this Agreement. Except as otherwise expressly set forth in this Agreement, the termination provisions of this Article 5 are in addition to any other relief and remedies available to either Party under this Agreement or under applicable Law.

5.7 Relationship to Other Agreements. Termination of this Agreement shall not affect in any way the terms or provisions of the Merger Agreement.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED
BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE
THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

ARTICLE 6.
MISCELLANEOUS

6.1 Interpretation and Rules of Construction. Unless otherwise indicated to the contrary herein by the context or use thereof:

6.1.1 a capitalized term has the meaning assigned to it;

6.1.2 when a reference is made in this Agreement to an Article, Section, Exhibit or Schedule, such reference is to an Article or Section of, or an Exhibit or Schedule to, this Agreement;

6.1.3 the table of contents and headings for this Agreement are for reference purposes only and do not affect in any way the meaning or interpretation of this Agreement;

6.1.4 the words, “herein,” “hereto,” “hereof” and words of similar import refer to this Agreement as a whole and not to any particular Section or paragraph hereof;

6.1.5 references to “including” in this Agreement shall mean “including, without limitation,” whether or not so specified;

6.1.6 references in the singular or to “him,” “her,” “it,” “itself,” or other like references, and references in the plural or the feminine or masculine reference, as the case may be, shall also, when the context so requires, be deemed to include the plural or singular, or the masculine or feminine reference, as the case may be;

6.1.7 references to any statute shall be deemed to refer to such statute as amended from time to time and to any rules or regulations promulgated thereunder;

6.1.8 all accounting terms used herein and not expressly defined herein shall, except as otherwise noted, have the meanings assigned to such terms in accordance with GAAP;

6.1.9 all terms defined in this Agreement have the defined meanings when used in any certificate or other document made or delivered pursuant hereto, unless otherwise defined therein; and

6.1.10 all references to “$” will be references to United States Dollars, and with respect to any contract, obligation, liability, claim or document that is contemplated by this Agreement, but denominated in currency other than United States Dollars, the amounts described in such Contract, obligation, liability, claim or document will be deemed to be converted into United States Dollars for purposes of this Agreement based on the noon buying rate in New York, as certified weekly by the Federal Reserve Bank of New York, in effect as of the applicable date of determination.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED
BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE
THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

6.2 Consent to Amendments; Waiver. This Agreement may be amended or modified, in each case upon the approval, in writing, executed by each of the Parties. Each Party to this Agreement may: (a) extend the time for the performance of any of the obligations or other acts of the other Parties; (b) waive any inaccuracies in the representations and warranties of the other Parties contained herein or in any document delivered by the other Party or Parties pursuant hereto or (c) waive compliance with any of the agreements of the other Parties or conditions to such Parties’ obligations contained herein. Any such extension or waiver will be valid only if set forth in an instrument in writing signed by the Party to be bound thereby.

6.3 Entire Agreement. This Agreement, including the Schedules attached hereto, and the Merger Agreement, constitute the entire agreement among the Parties with respect to the matters covered hereby and supersede all previous written, oral or implied understandings among them with respect to such matters.

6.4 Successors and Assigns. Except as provided in this Section 6.4, this Agreement may not be assigned or otherwise transferred, nor may any right or obligation hereunder be assigned or transferred (whether by operation of law or otherwise), by either Party without the prior written consent of the other Party. Notwithstanding the foregoing, either Party may, without the other Party’s written consent, assign this Agreement and its rights and obligations hereunder in whole or in part to an Affiliate or to a Third Party that acquires, by or otherwise in connection with, merger, sale of assets or otherwise, all or substantially all of the business of the assigning Party to which the subject matter of this Agreement relates, provided that the assignee agrees in writing to assume all of the assigning Party’s obligations under this Agreement. The assigning Party will remain responsible for the performance by its assignee of this Agreement or any obligations hereunder so assigned. Any purported assignment in violation of this Section 6.4 will be void. The terms and conditions of this Agreement shall be binding upon, and shall inure to the benefit of, the Parties and their respective successors and permitted assigns.

6.5 Governing Law; Consent to Jurisdiction; Venue; Waiver of Jury Trial. THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE DOMESTIC LAWS OF THE STATE OF DELAWARE FOR CONTRACTS ENTERED INTO AND TO BE PERFORMED IN SUCH STATE WITHOUT GIVING EFFECT TO ANY CHOICE OR CONFLICT OF LAW PROVISION OR RULE (WHETHER OF THE STATE OF DELAWARE OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF DELAWARE. EACH PARTY HERETO HEREBY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF ANY NEW YORK STATE COURT SITTING IN NEW YORK, NEW YORK FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY AND AGREES THAT PROCESS SHALL BE SERVED UPON SUCH PARTY IN THE MANNER SET FORTH IN SECTION 6.6, AND THAT SERVICE IN SUCH MANNER SHALL CONSTITUTE VALID AND SUFFICIENT SERVICE OF PROCESS. EACH PARTY HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED
BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE
THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

6.6 Notices. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed to have been duly given or made (a) as of the date delivered, if delivered personally, prior to 5:00 p.m. local time, (b) on the date the delivering party receives confirmation, if delivered by facsimile or electronic transmission, prior to 5:00 p.m. local time, (c) three (3) Business Days after being mailed by registered or certified mail (postage prepaid, return receipt requested) or (d) one (1) Business Day after being sent by overnight courier (providing proof of delivery), to the Parties at the following addresses (or at such other address for a Party as shall be specified in a notice given in accordance with this Section 6.6):

If to Celgene, to:

c/o Celgene Corporation

86 Morris Avenue

Summit, New Jersey 07901

Facsimile: [***]

Attention: [***]

with copies, which shall not constitute notice to Celgene, to:

Proskauer Rose LLP

Eleven Times Square

New York, New York 10036

Facsimile: [***]

Attention: [***]

If to Anthrogenesis, to:

7 Powder Horn Drive

Warren, New Jersey 07059

Telephone No.: (732) 564-3503

Email: [***]

Attention: [***]

with a copy, which shall not constitute notice to Anthrogenesis, to:

Jones Day

4655 Executive Drive, Suite 1500

San Diego, California 92121

Facsimile: [***]

Attention: [***]

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED
BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE
THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

6.7 Counterparts. This Agreement may be executed in counterparts, all of which taken together shall constitute one agreement. For purposes of this Agreement, signatures delivered by facsimile or by email in the portable document format (PDF) or any other electronic format shall be accepted and binding as original signatures.

6.8 Severability. Should any provision of this Agreement or the application thereof to any Person or circumstance be held invalid or unenforceable to any extent: (a) such provision shall be ineffective to the extent, and only to the extent, of such unenforceability or prohibition and shall be enforced to the greatest extent permitted by Law, (b) such unenforceability or prohibition in any jurisdiction shall not invalidate or render unenforceable such provision as applied (i) to other Persons or circumstances or (ii) in any other jurisdiction, and (c) such unenforceability or prohibition shall not affect or invalidate any other provision of this Agreement.

6.9 No Third-Party Beneficiaries. Except as otherwise expressly provided in this Agreement, no Person which is not a party shall have any right or obligation pursuant to this Agreement.

6.10 No Strict Construction. Each of the Parties acknowledges that this Agreement has been prepared jointly by the Parties, and shall not be strictly construed against either Party.

[Signature Page Follows]

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED
BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE
THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their respective duly authorized officers as of the Effective Date.

CELGENE CORPORATION		ANTHROGENESIS CORP.

By:	[***]	By:	[***]

Name:	[***]	Name:	[***]

Title:	[***]	Title:	[***]

[Signature Page to License Agreement]

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED
BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE
THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Execution Version

EXHIBIT A

Definitions

“Anthrogenesis IP” means (i) all Intellectual Property owned or Controlled by Anthrogenesis as of the Effective Date, including, without limitation: (a) the Patents set forth on Exhibit B, attached hereto; (b) any Patents Covering any Know-How included in the Anthrogenesis IP (whether such Patents are now existing or hereafter applied for, issued or acquired); and (c) all reissues, continuations, divisionals, extensions and reexaminations of, and any foreign counterparts of, any Patents included in (a) and (b) herein and any continuations-in part or revisions of any Patents included in (a) and (b) herein to the extent the subject matter Covered by such continuations-in-part or revisions was included in the Intellectual Property owned or Controlled by Anthrogenesis as of the Effective Date, and (ii) all Intellectual Property created or developed by Celgene in connection with the performance of the Transition Services (as defined in the Transition Services Agreement).

“CAR Field” means construction of any chimeric antigen receptor (“CAR”), the modification of any T-lymphocyte or natural killer (“NK”) cell to express such a CAR, and/or the use of such CARs or T-lymphocytes or NK cells for any purpose, including prophylactic, diagnostic, and/or therapeutic uses thereof.

“Commercialization” means activities directed to obtaining pricing and reimbursement approvals, marketing, promoting, distributing, importing, exporting, using, offering for sale, or selling a pharmaceutical product anywhere in the world. When used as a verb, “Commercialize” means to engage in Commercialization.

“Confidential Information” means all proprietary Know-How, unpublished patent applications and other information and data of a financial, commercial, regulatory, scientific or technical nature which a Party or any of its Affiliates has disclosed, supplied or otherwise made available to the other Party or its Affiliates, whether orally, in writing or in electronic form, pursuant to this Agreement or otherwise relating to or disclosed during any transaction contemplated hereby, including information comprising or relating to concepts, discoveries, inventions, data, designs or formulae in relation to this Agreement.

“Control” (including any variations such as “Controlled” and “Controlling”) means, with respect to any item or Patent, Know-How, or other Intellectual Property right, the legal authority or right (whether by ownership, license or sublicense, other than by a license or sublicense granted pursuant to this Agreement) of a Party or its Affiliates to grant to the other Party the right to use such item, or a license, sublicense or access as provided herein to such item.

“Cover,” “Covered” or “Covering” shall mean, with respect to a Patent, that the performance of one or more activities that would infringe at least one claim of such Patent in the country(ies) in which such activities occur.

A-1

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED
BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE
THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

“Development” means pre-clinical and clinical drug development activities reasonably relating to the development and submission of information to a Regulatory Authority, including toxicology, pharmacology, optimization, and pre-clinical efforts, test method development and stability testing, manufacturing process development, formulation development, delivery system development, quality assurance and quality control development, statistical analysis, clinical studies (including pre and post Regulatory Approval studies), and activities relating to obtaining Regulatory Approval, but excluding Commercialization activities. When used as a verb, “Develop” means to engage in Development.

“Intellectual Property” means, on a worldwide basis: (a) Patents and inventions (whether or not patentable); (b) trademarks, service marks, logos, trade dress and trade names; (c) copyrights and design rights, whether registered or unregistered, and pending applications to register the same, including in software; (d) Internet domain names and registrations thereof; and (e) Know-How.

“Know-How” means know-how, trade secrets, techniques, data, inventions, practices, methods, content of notebooks and other confidential or proprietary technical, business, research, development and other similar information.

“Manufacture” or “Manufacturing” means activities related to the manufacture, formulation and packaging of any compound or product, including related quality control and quality assurance activities.

“Patents” means (a) patents and patent applications (provisional and non-provisional) anywhere in the world, (b) all divisionals, continuations, thereof, or any other patent application claiming priority, or entitled to claim priority, directly or indirectly to (i) any such patents or patent applications or (ii) any patent or patent application from which such patents or patent applications claim, or is entitled to claim, direct or indirect priority, and (c) all patents issuing from any of the foregoing anywhere in the world, together with all registrations, reissues, re-examinations, renewals, supplemental protection certificates, or extensions of any of the foregoing anywhere in the world.

“Third Party” means any Person other than a Party or an Affiliate of a Party.

“Transition Services Agreement” means that certain Transition Services Agreement, dated as of the date hereof, by and among Celgene, Buyer and Anthrogenesis.

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